EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2022

INDEX VENTURES VI (JERSEY) L.P.

By: Index Venture Associates VI Limited
Its: General Partner

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURES VI PARALLEL
ENTREPRENEUR FUND (JERSEY) L.P.

By: Index Venture Associates VI Limited
Its: General Partner

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURE ASSOCIATES VI LIMITED

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURES GROWTH III (JERSEY) L.P.

By: Index Venture Growth Associates III Limited
Its: General Partner

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURE GROWTH ASSOCIATES
III LIMITED

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURES GROWTH V (JERSEY) L.P.

By: Index Venture Growth Associates V Limited
Its: General Partner

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

INDEX VENTURE GROWTH ASSOCIATES
V LIMITED

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Director

YUCCA (JERSEY) SLP

By:	Intertrust Employee Benefit Services Limited as authorized signatory of Yucca (Jersey) SLP in its capacity as an Administrator of the Index Co-Investment Scheme

By:	/s/ Genesis Perez
Name: Genesis Perez
Title: Authorized Signatory

By:	/s/ Luke Aubert
Name: Luke Aubert
Title: Authorized Signatory

YUCCA (JERSEY) SLP

By:	EFG Fund Administration Limited as authorized signatory of Yucca (Jersey) SLP in its capacity as an Administrator of the Index Ventures Growth III Co- Investment Scheme

By:	/s/ Nigel Greenwood
Name: Nigel Greenwood
Title: Authorized Signatory